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                                                                    EXHIBIT 23.2


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (Registration Statement File No. 333-40020, No. 333-42186 and No. 333-46096).



Dallas, Texas,                         /s/ ARTHUR ANDERSEN LLP
    June 28, 2001